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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 15, 2003


                           COMMUNITY BANCSHARES, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)




     Delaware                      0-16461                      63-0868361
 ----------------              ---------------              ------------------
 (State or Other                (Commission                   (IRS Employer
  Jurisdiction of                File Number)                Identification No.)
  Incorporation)

                 68149 Main Street, Blountsville, Alabama 35031
                -----------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (205) 429-1000
                            -----------------------
              (Registrant's Telephone Number, including Area Code)




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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

        On December 15, 2003, Community Bancshares, Inc. (the "Company") entered into Amendment No. 1 ("Amendment No. 1") to the Company's Rights Agent Agreement, dated as of January 13, 1999, by and between the Company and The Bank of New York, as rights agent (the "Rights Agent"), to change the Final Expiration Date, as such term is defined in the Agreement, from January 13, 2009 to December 15, 2003.

        Pursuant to General Instruction F to Form 8-K, Amendment No. 1 is attached hereto as Exhibit 4.1, and is incorporated into this Item 5 by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

        (c)    Exhibits.

               The following exhibit is filed herewith:

 EXHIBIT NO.                      DESCRIPTION
------------ -------------------------------------------------------------------

    4.1 Amendment No. 1, dated as of December 15, 2003, to the Rights Agent Agreement, dated as of January 13, 1999, by and between Community Bancshares, Inc. and The Bank of New York, as Rights Agent.




                                      -2-
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMMUNITY BANCSHARES, INC.


                                         /s/ Patrick M. Frawley
                                       -------------------------------------
                                       Patrick M. Frawley
                                       Chairman, Chief Executive Officer and
                                       President

Date:  December 15, 2003




                                      -3-
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                                INDEX TO EXHIBITS

 EXHIBIT NO.                         DESCRIPTION
------------ -------------------------------------------------------------------

    4.1 Amendment No. 1, dated as of December 15, 2003, to the Rights Agent Agreement, dated as of January 13, 1999, by and between Community Bancshares, Inc. and The Bank of New York, as Rights Agent.